IXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated June 11, 2007 to the IXIS Cash Management Trust – Money Market Series (the “Fund”) Statement of Additional Information dated September1, 2006, as may be revised and supplemented from time to time.

Effective August 1, 2007 the name of the distributor of the Fund (the “Distributor”) will change from IXIS Asset Management Distributors, L.P. to Natixis Distributors, L.P., and all references to the Distributor will change as such. Also, effective August 1, 2007, the name of the adviser of the Fund (the “Adviser”) will change from IXIS Asset Management Advisors, L.P. to Natixis Asset Management Advisors, L.P., and all references to the Adviser will change as such.

On June 1, 2007, the Board of Trustees of the IXIS Advisor Funds (the “Board”) approved changes to the name of the fund family, the name of IXIS Advisor Cash Management Trust (the “Trust”) and the name of the Fund. Effective August 6, 2007, the name of the fund family will change from IXIS Advisor Funds to Natixis Funds. Thus, all references to IXIS Advisor Funds and www.ixisadvisorfunds.com are replaced with Natixis Funds and www.funds.natixis.com, respectively. Also effective August 6, 2007, all references to the name of the Fund and the Trust will be replaced by Natixis Cash Management Trust - Money Market Series and Natixis Cash Management Trust, respectively.

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On June 1, 2007, the Board approved the termination of offering of Class B shares. No new accounts will be opened in Class B shares after July 30, 2007. No additional investments into Class B shares may be made after October 12, 2007, including investments by existing Class B shareholders. For Class B shares outstanding on October 12, 2007 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge (“CDSC”) schedules and conversion features, will continue in effect.

SP354-0607